UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 2000
                                                        ------------------

                              ROYAL PRECISION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22889                  06-1453896
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


15170 North Hayden Road, Suite 1, Scottsdale, Arizona               85260
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      (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (480) 627-0200
                                                          --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS.

     On September 28, 2000, the Registrant issued a press release announcing it had signed a letter of intent to acquire PH Group Inc.

                                    EXHIBITS.


Exhibit No.         Description
-----------         -----------
    1.              Registrant's press release dated September 28, 2000.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ROYAL PRECISION, INC.


Dated: September 28, 2000               By: /s/ Thomas A. Schneider
                                            ------------------------------------
                                            Thomas A. Schneider, President

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